UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 14, 2025

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 N. Vel R. Phillips Avenue, Milwaukee, Wisconsin 53203

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FI	The New York Stock Exchange
1.125% Senior Notes due 2027	FI27	The New York Stock Exchange
1.625% Senior Notes due 2030	FI30	The New York Stock Exchange
2.250% Senior Notes due 2025	FI25	The New York Stock Exchange
3.000% Senior Notes due 2031	FI31	The New York Stock Exchange
4.500% Senior Notes due 2031	FI31A	The New York Stock Exchange
2.875% Senior Notes due 2028	FI/28C	The New York Stock Exchange
3.500% Senior Notes due 2032	FI/32	The New York Stock Exchange
4.000% Senior Notes due 2036	FI/36	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Fiserv, Inc. (the “Company”) held its annual meeting of shareholders on May 14, 2025. At that meeting, the Company’s shareholders voted on four matters as follows:

Election of Directors

The Company’s shareholders elected ten directors to serve until the next annual meeting of shareholders and until each of their successors is elected and qualified by the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Stephanie E. Cohen	471,232,193	2,299,269	34,750,974
Henrique de Castro	469,792,387	3,739,075	34,750,974
Harry F. DiSimone	471,753,076	1,778,386	34,750,974
Lance M. Fritz	460,608,012	12,923,450	34,750,974
Ajei S. Gopal	460,572,341	12,959,121	34,750,974
Michael P. Lyons	470,530,409	3,001,053	34,750,974
Wafaa Mamilli	464,503,352	9,028,110	34,750,974
Doyle R. Simons	435,158,450	38,373,012	34,750,974
Kevin M. Warren	466,887,054	6,644,408	34,750,974
Charlotte B. Yarkoni	472,237,246	1,294,216	34,750,974

Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in its 2025 proxy statement by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
431,859,160	40,441,118	1,231,184	34,750,974

Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, by the following votes:

Votes For	Votes Against	Abstentions
470,907,379	36,977,122	397,935

Shareholder Proposal Requesting Amendments to Compensation Recoupment Policy

The Company’s shareholders rejected a shareholder proposal requesting amendments to the Company’s Compensation Recoupment Policy by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,689,204	441,898,301	1,943,957	34,750,974

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 16, 2025	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer